Exhibit 10.4

WAIVER

This WAIVER (this “Waiver”) is entered into as of October 2, 2024, by and among Panbela Therapeutics, Inc., a Delaware corporation, together with its wholly-owned subsidiary, Cancer Prevention Pharmaceuticals, Inc., with an address of 712 Vista Boulevard, Suite 305, Waconia, Minnesota 55387 (together, the “Borrower”) and USWM, LLC, a Delaware limited liability company with an address of 4441 Springdale Road, Louisville, KY 40324 (the “Lender”). All capitalized terms used but not defined in this Waiver have the meanings assigned to them in the Loan Agreement (as defined below).

RECITALS

WHEREAS, the Borrower and the Lender have entered into that certain Loan Agreement, dated as of July 24, 2024 (and as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrower has entered into the promissory notes identified in Schedule 1 to this Waiver, in order to obtain loans to be made by certain investors (the “Bridge Notes”) pursuant to which investors have loaned funds to the Borrower, the proceeds of which shall be used to fund the operations of the Borrower’s business (the “Specified Transactions”);

WHEREAS, pursuant to Section 7.05 of the Loan Agreement, the Specified Transactions constitute an Event of Default (the “Specified Transactions Event of Default”);

WHEREAS, the Borrower has requested that the Lender waive the Specified Transactions Event of Default on the terms and subject to the conditions set forth herein; and

WHEREAS, pursuant to Section 9.01 of the Loan Agreement, any waiver on the part of Lender under the Loan Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

SECTION 1.    Waiver.

1.1    Waiver. Subject to Section 1.2 and Section 2 of this Waiver, the Lender hereby waives the Specified Transactions Event of Default.

1.2    Limitations on Effect of Waiver. The waiver provided in Section 1.1 of this Waiver is expressly limited to the Specified Transactions Event of Default as provided herein. The waiver set forth in Section 1.1 of this Waiver shall not be deemed to be a consent to departure from or a waiver of non-compliance with any other requirement of the Loan Documents, (iii) any other Default or Event of Default, whether now existing or hereafter arising, under the Loan Agreement or any other Loan Document, (iv) a waiver of any Borrower obligations under the Loan Agreement or any other Loan Document, or (v) a waiver of any rights, remedies, offsets, claims, or other causes of action that the Lender may have against the Borrower under the Loan Agreement and the other Loan Documents, except as expressly provided by this Waiver. The waiver, acknowledgement, and agreement set forth in Section 1.1 of this Waiver is a limited one-time agreement, and nothing contained herein shall obligate the Lender to grant any additional or future waiver with respect to Section 7.05 of the Loan Agreement or any other provision of the Loan Agreement or any other Loan Document.

SECTION 2.    Conditions Precedent to Effectiveness of Waiver. The effectiveness of Section 1 of this Waiver shall be subject to the following conditions precedent:

2.1    The Lender and the Borrower shall have duly executed and delivered this Waiver;

2.2    Borrower shall have delivered to Lender a true and complete copy of the Bridge Notes, including any amendments thereto, and such other instruments and documents incidental to the Bridge Notes;

2.3    The Lender shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Lender may reasonably request, and all such documents shall be in form and substance satisfactory to the Lender; and

2.4    After giving effect to this Waiver, no Event of Default under the Loan Agreement shall have occurred and be continuing.

SECTION 3.    Representations and Warranties of the Loan Parties. To induce the Lender to enter into this Waiver, the Borrower hereby represents and warrants to the Lender as follows:

3.1    Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the waiver in Section 1 of this Waiver, each representation and warranty of the Borrower contained in the Loan Agreement or in any of the other Loan Documents to which it is a party is true and correct in all material respects on the date hereof (except for representations and warranties that expressly relate to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects on such earlier date).

3.2    Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower of this Waiver and all documents, instruments and agreements contemplated herein are within the Borrower’s corporate or other organizational powers, have been duly authorized by all necessary action, and do not (a) require any consent or approval of any holders of Ownership Interests of the Borrower, other than those already obtained; (b) contravene the Loan Documents; (c) violate or cause a default under any Applicable Law, or (d) result in or require the imposition of any Lien (other than Permitted Liens) on any of the Collateral.

3.3    Enforceability. The Borrower has duly executed and delivered this Waiver. This Waiver constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.4    No Default. As of the date hereof, both before and immediately after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.

3.5    No Change in Condition. There has been no Material Adverse Change with respect to Borrower since the date of the Loan Agreement.

SECTION 4.    Miscellaneous.

4.1    Reaffirmation of Loan Documents and Liens. Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that all of the terms and provisions of the Loan Agreement and the other Loan Documents shall, as amended and modified hereby, remain in full force and effect, undiminished by this Waiver, except as expressly provided herein. The Borrower hereby agrees that the modifications contained herein shall in no manner affect or impair the Obligations or the Liens securing the payment and performance thereof. By executing this Amendment, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Waiver. On and after the date hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as modified by this Waiver. For all purposes of the Loan Agreement and the other Loan Documents, this Waiver shall constitute a “Loan Document”. The Loan Agreement, as modified by this Waiver, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed by the Borrower.

4.2    Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and expenses of counsel to the Lender, if any, incurred by the Lender in connection with the preparation, negotiation and execution of this Waiver and all related documents.

4.3    Counterparts. This Waiver may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Waiver by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Waiver.

4.4    GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARDING TO THE CONFLICT OF LAWS PRINCIPLES APPLIED BY KENTUCKY OR ANY OTHER JURISDICTION

4.5    Entire Agreement. THIS WAIVER, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT AND THE UNDERSTANDING BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SUPERSEDE ALL PREVIOUS AND CONTEMPORANEOUS NEGOTIATIONS AND AGREEMENTS BETWEEN THE PARTIES AND NO PAROLE EVIDENCE OF ANY PRIOR OR OTHER AGREEMENTS SHALL BE PERMITTED TO CONTRADICT OR VARY THE TERMS HEREOF.

4.6    Headings. The headings, captions and arrangements used in this Waiver are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Waiver, nor affect the meaning thereof.

4.7    No Waiver. Except as expressly stated herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lender reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect.

4.8    Severability. In case any provision of or obligation under this Waiver shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers on the date and year first above written.

“BORROWER”

Panbela Therapeutics, Inc.
A Delaware corporation

By:	/s/ Jennifer Simpson

Name:	Jennifer Simpson

Title:	President & CEO

Cancer Prevention Pharmaceuticals, Inc.

By:	/s/ Jennifer Simpson

Name:	Jennifer Simpson

Title:	President & CEO

[Signature Page to Waiver]

“LENDER” USWM, LLC A Delaware limited liability company

By:	/s/ Breck Jones

Name:	Breck Jones

Title:	Chief Executive Officer

[Signature Page to Waiver]

Schedule 1

Bridge Notes

Note Holder	Amount	Date

Michael T Cullen	$50,000.00	August 19, 2024

Thomas Neenan	$50.000.00	August 22, 2024

Myriad Properties 2605 LLC, (Michael Walker, Managing Partner)	$500,000.00	August 23, 2024